SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                             COVEST BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transactions applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

                                  [LOGO] COVEST
                                BANCSHARES, INC.


                                 March 20, 2000



Dear Fellow Stockholder:

         On behalf of the board of directors and management of CoVest Bancshares, Inc., we cordially invite you to attend the eighth annual meeting of stockholders of CoVest Bancshares, Inc. to be held at 9:00 a.m. on Tuesday, April 25, 2000, at the Casa Royale Banquets located at 783 Lee Street, Des Plaines, Illinois. The accompanying notice of annual meeting of stockholders and proxy statement discuss the business to be conducted at the meeting. A copy of our 1999 annual report to stockholders and Form 10-K are also in this booklet. At the meeting, we shall report on our operations and the outlook for the year ahead.

         Your board of directors has nominated two persons to serve as Class II directors, each of whom are incumbent directors. In addition, our management has selected and recommends that you ratify the selection of Crowe, Chizek and Company LLP to continue as our independent public accountants for the year ending December 31, 2000.

         We recommend that you vote your shares for the director nominees and in favor of the proposal.

         We encourage you to attend the meeting in person. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTPAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will ensure that your shares are represented at the meeting.

         If you have any questions concerning these matters, please do not hesitate to contact us at (847) 294-6500. We look forward to seeing and visiting with you at the meeting.



                                       Very truly yours,

                                       COVEST BANCSHARES, INC.





                                       Frank A. Svoboda, Jr.
                                       CHAIRMAN OF THE BOARD OF DIRECTORS




                                       James L. Roberts
                                       PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                  [LOGO] COVEST
                                BANCSHARES, INC.



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 25, 2000
                    ----------------------------------------


TO THE HOLDERS OF COMMON STOCK OF COVEST BANCSHARES, INC.

         Notice is hereby given that the annual meeting of stockholders of CoVest Bancshares, Inc. will be held at the Casa Royale Banquets located at 783 Lee Street, Des Plaines, Illinois, on Tuesday, April 25, 2000 at 9:00 a.m., for the purpose of considering and voting upon the following matters:

         1.       the election of two Class II directors of CoVest Bancshares;

         2. the ratification of the appointment of Crowe, Chizek and Company LLP as our auditors for the fiscal year ending December 31, 2000; and

         3. the transaction of such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

         We are not aware of any other business to come before the meeting. Stockholders of record at the close of business on March 3, 2000, are the stockholders entitled to vote at the meeting and any adjournments or postponements of the meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the meeting, the meeting may be adjourned or postponed in order to permit further solicitation of proxies by us.


                                       By Order of the Board of Directors



                                       Paul A. Larsen
                                       CORPORATE SECRETARY


Des Plaines, Illinois
March 20, 2000




IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                  [LOGO] COVEST
                                BANCSHARES, INC.


                                 PROXY STATEMENT

         This proxy statement is furnished in connection with the solicitation, on behalf of the board of directors of CoVest Bancshares of proxies to be used at the annual meeting which will be held at the Casa Royale Banquets, located at 783 Lee Street, Des Plaines, Illinois, on Tuesday, April 25, 2000 at 9:00 a.m., and all adjournments or postponements of the meeting. The proxy statement and the accompanying notice of meeting and proxy are being mailed to holders of shares of our common stock, par value $.01 per share, on or about March 20, 2000. Certain of the information in the proxy statement relates to CoVest Banc, N.A., Des Plaines, Illinois, a wholly owned subsidiary of CoVest Bancshares.

VOTING RIGHTS AND PROXY INFORMATION

         All shares of common stock represented at the meeting by properly executed proxies received prior to or at the meeting, and not revoked, will be voted at the meeting in accordance with the proxies' instructions. If no instructions are indicated, properly executed proxies will be voted for the nominees and for adoption of the proposals described in this proxy statement. A majority of the shares of the common stock, present in person or represented by proxy, shall constitute a quorum for purposes of the meeting. Abstentions and broker non-votes will be counted for purposes of determining a quorum.

         Only holders of record of the common stock at the close of business on March 3, 2000 will be entitled to vote at the meeting and at all adjournments or postponements of the meeting. On March 3, 2000, CoVest Bancshares had 4,075,723 shares of common stock outstanding. Directors are elected by a plurality of the votes cast in person or by proxy with a quorum present. For all other matters, the affirmative vote of a majority of the votes cast in person or by proxy with a quorum present shall constitute stockholder approval. Abstentions and broker "non-votes" will be considered in determining the presence of a quorum but will not affect the vote required for approval of the proposal or the election of directors.

         We do not know of any matters, other than as described in the notice of meeting, that are to come before the meeting. If any other matters are properly presented at the meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

         We would like to have all stockholders represented at the meeting. Whether or not you plan to attend, please complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by:

         * duly executing and delivering to our corporate secretary a later dated proxy relating to the same shares prior to the exercise of such proxy;

         * filing with our corporate secretary at or before the meeting a written notice of revocation bearing a later date than the proxy; or

         * attending the meeting and voting in person (although attendance at the meeting will not in and of itself constitute revocation of a proxy).

Any written notice revoking a proxy should be delivered to Mr. Paul A. Larsen, Corporate Secretary, at 749 Lee Street, Des Plaines, Illinois, 60016.

                              ELECTION OF DIRECTORS

         At the annual meeting of the stockholders to be held on Tuesday, April 25, 2000, the stockholders will be entitled to elect two Class II directors for a term expiring in 2003. Our directors are divided into three classes having staggered terms of three years. Both of the nominees for election as Class II directors are incumbent directors. We have no knowledge that any of the nominees will refuse or be unable to serve, but if any of the nominees becomes unavailable for election, the holders of the proxies reserve the right to substitute another person of their choice as a nominee when voting at the meeting.

         Set forth below is information concerning the nominees for election and for the other directors whose terms of office will continue after the meeting, including the age, year first elected a director and business experience of each during the previous five years. The nominees, if elected at the annual meeting of stockholders, will serve as Class II directors for three year terms expiring in 2003. WE RECOMMEND THAT YOU VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR.

                                    NOMINEES

                                                                   DIRECTOR
                          PRESENT POSITION WITH COVEST      OF COVEST BANCSHARES
NAME AND AGE              BANCSHARES AND BANC                   OR BANC SINCE
------------              -------------------                   -------------

CLASS II
--------
(Term Expires 2003)

James L. Roberts          President, Chief Executive Officer         1999
(Age 57)                  and Director of CoVest Bancshares
                          and of CoVest Banc

Frank A. Svoboda, Jr.     Chairman of the Board and Director         1973
(Age 66)                  of CoVest Bancshares and of CoVest
                          Banc

                              CONTINUING DIRECTORS

CLASS III
---------
(Term Expires 2001)

Gerald T. Niedert         Vice Chairman and Director of              1987
(Age 54)                  CoVest Bancshares and of CoVest
                          Banc

David B. Speer            Director of CoVest Bancshares and          1997
(Age 48)                  of CoVest Banc

CLASS I
-------
(Term Expires 2002)

George T. Drost           Director of CoVest Bancshares and          1987
(Age 53)                  of CoVest Banc

David M. Miller           Director of CoVest Bancshares and          1996
(Age 50)                  of CoVest Banc

         All of our directors will hold office for the terms indicated, or until their respective successors are duly elected and qualified. There are no arrangements or understandings between CoVest Bancshares and any other person pursuant to which any of the directors have been selected for their respective positions.

BIOGRAPHICAL DATA

         The principal occupation of each director is set forth below. Each director has held his present position for at least five years unless otherwise indicated.

         GEORGE T. DROST is a partner in the law firm of Drost & Kivlahan, Ltd., Arlington Heights, Illinois. Mr. Drost is also an Adjunct Professor at the John Marshall Law School in Chicago, Illinois, and currently serves as a Commissioner on the Village of Arlington Heights, Illinois, Plan Commission. He also serves as a director of the Advocate Charitable Foundation, which is an affiliate of Advocate Health Care, Oak Brook, Illinois, Uhlich Children's Home, Chicago, Illinois, and the Lutheran Foundation, an affiliate of the Lutheran Home and Services for the Aged, Arlington Heights, Illinois.

         DAVID M. MILLER serves as Vice President/ Financial Services in the Lab & Scientific area of Comdisco, Inc., a provider of technology services and solutions, headquartered in Rosemont, Illinois. Mr. Miller joined Comdisco in 1988 and also serves on its corporate credit committee.

         GERALD T. NIEDERT is President and Chief Executive Officer of Power Pool, Inc., a holding company based in Carol Stream, Illinois that operates three regional motor carriers. Prior to 1999, he was Vice President/Business Development of Dedicated Transportation, Inc., a truck transportation company located in Elk Grove Village, Illinois for three years.

         JAMES L. ROBERTS was elected as CoVest Bancshares President and Chief Executive Officer on January 20, 1999. He served as President and CEO of Perpetual Midwest Financial, Inc., of Cedar Rapids, Iowa, and its wholly owned subsidiary, Perpetual Savings Bank, FSB, from 1993 to 1998. He was Executive Vice President and head of Corporate Finance for Kemper Securities, Inc. and its predecessor firm, Blunt, Ellis & Loewi, Inc., from 1990 to 1993. From 1984 to 1990, Mr. Roberts served as President and CEO of First Bank Milwaukee. He is a member of the Board of Directors of the Des Plaines Community Senior Center and serves on the Educational Foundation Board of Directors for Oakton Community College. In 1999, he served on Mayor Paul Jung's Economic Development Commission for the City of Des Plaines.

         DAVID B. SPEER is a 22 year veteran of Illinois Tool Works, Inc., a multinational manufacturer of industrial systems. In October, 1995, Mr. Speer was elected Executive Vice President of its worldwide construction products and finishing systems segments. He is a member of the American Marketing Association, American Management Association and the Chicago Economic Club.

         FRANK A. SVOBODA, JR. is the Chairman and a director of CoVest Bancshares and of CoVest Banc. Mr. Svoboda was the owner of Svoboda's Mens Wear, Inc., a retail mens clothier located in Des Plaines, Illinois until 1995.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

         During 1999, the board of directors held twelve meetings. No director attended fewer than 75% of the total number of meetings held during 1999 and the total number of meetings held by all committees of the board on which any such director served during 1999. The board of directors of CoVest Bancshares has audit/compliance, compensation and nominating committees.

         The audit/compliance committee consists of Messrs. Miller (Chair), Drost, Neidert and Svoboda. The audit/compliance committee reviews audit reports and related matters to ensure compliance with regulations and internal policies and procedures. This committee also approves the accounting firm selected by management to perform CoVest Bancshares' and CoVest Banc's annual audit and acts as the liaison between the auditors and the board. Mr. Roberts serves EX OFFICIO on this committee. During 1999, the audit/compliance committee met five times.

         The compensation committee consists of Messrs. Drost (Chair), Miller, Neidert and Svoboda. The compensation committee meets to review the performance, salary and other compensation of the chief executive officer and recommends adjustments. During 1999, the compensation committee met twice.

         The nominating committee is chaired by Mr. Svoboda and consists of all members of the board of directors of CoVest Bancshares. This committee recommends to the board of CoVest Bancshares nominees for election as directors and for nominees to fill any vacancies. Pursuant to our bylaws, this committee will consider nominees recommended by stockholders provided any such recommendation is made in writing and delivered to our corporate secretary no later than 30 days prior to the date of the annual meeting at which directors are to be elected and otherwise complies with the bylaws. During 1999, the nominating committee did not meet.

COMPENSATION OF DIRECTORS

         Directors of CoVest Bancshares receive options to purchase 2,250 shares of common stock on the first business day of each calendar year and are not paid a cash fee for serving on the board or committees. The options have an exercise price equal to the fair market value on the date of grant. During 1999, directors of CoVest Banc received a fee of $3,600 per year (payable in our common stock), $1,100 for each bank board meeting and $700 for each executive committee meeting attended (except for the Chairman of the Board of CoVest Banc, who receives an additional $200 for each board meeting attended). Directors may elect to defer all of their fees. CoVest Banc's non-employee directors also receive a $200 fee for each committee meeting attended. CoVest Bancshares maintains a retirement plan for directors which provides retirement benefits based upon the director's age at retirement, the director's total number of years of service and average monthly fees received during the last three years of service as a director. Retirement benefits are payable as defined under the plan.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information with respect to the beneficial ownership of our common stock at March 3, 2000, by each person we know to be the beneficial owner of more than five percent of the outstanding common stock, by each director or nominee, by each executive officer named in the summary compensation table, which can be found later in this proxy statement, and by all of our directors and executive officers as a group.

NAME OF INDIVIDUAL AND                     AMOUNT AND NATURE OF      PERCENT
NUMBER OF PERSONS IN GROUP               BENEFICIAL OWNERSHIP(1)     OF CLASS
--------------------------               -----------------------     --------

5% STOCKHOLDERS

CoVest Bancshares, Inc.
Employee Stock Ownership Plan
749 Lee Street
Des Plaines, IL 60016                            365,000(2)            8.9%

Michael and Frances Halikias
15750 S. Harlem Avenue
Orland Park, IL 60462                            317,250(3)            7.8%

Brandes Investment Partners, Inc.
12750 High Bluff Drive
San Diego, CA 92130                              286,297(4)            7.0%

Dimension Fund Advisors, Inc.
1299 Ocean Avenue
Santa Monica, CA 90401                           244,025(5)            6.0%

DIRECTOR
George T. Drost                                   86,589(6)            2.1%
David M. Miller                                   15,289(7)               *
Gerald T. Niedert                                 74,736(8)            1.8%
James L. Roberts                                  59,343(9)            1.4%
David B. Speer                                     7,167(10)              *
Frank A. Svoboda, Jr.                            101,027(11)           2.5%

OTHER NAMED EXECUTIVE OFFICERS
Paul A. Larsen                                    62,965(12)           1.5%
Joseph H. Tillotson                               68,088(13)           1.6%
Vernon J. Wiggenhauser                            24,888(14)              *

All directors and executive officers             562,943(15)          12.9%
as a group (13 persons)

-------------------------------------

          *  Less than one percent.

         (1) The information contained in this column is based upon information furnished to us by the persons named above and the members of the designated group, except as set forth in the footnotes below. The nature of beneficial ownership for shares shown in this column is sole voting and investment power, except as set forth in the footnotes below. Inclusion of shares shall not constitute an admission of beneficial ownership or voting and investment power over included shares. Includes shares held directly, shares allocated to the respective individual under our employee stock ownership plan, shares obtainable within the next 60 days pursuant to options granted under our 1992 stock option and stock incentive plan and our 1996 stock option plan, shares held in retirement accounts or in a fiduciary capacity and shares held by certain family members, with respect to which shares the listed individuals or group members may be deemed to have shared or sole voting or investment power.

         (2) James L. Roberts and Paul A. Larsen serve as co-trustees of our employee stock ownership plan, and are deemed to have shared voting and investment power over shares held by the employee stock ownership plan. All shares in the employee stock ownership plan have been allocated to employees' accounts.

         (3) As reported in a Schedule 13G filed under the Securities Exchange Act of 1934, as amended, dated March 5, 1995. Mr. and Mrs. Halikias reported shared voting and investment power over all such shares.

         (4) As reported in a Schedule 13G filed under the Exchange Act, dated January 31, 2000, Brandes Investment Partners reported sole voting and investment power over all such shares in the capacity of investment adviser.

         (5) As reported in a Schedule 13G filed under the Exchange Act, dated February 11, 2000, Dimension Fund Advisors reported sole voting and investment power over all such shares.

         (6) Includes 27,000 shares subject to options granted under our stock option plans, over which Mr. Drost has no voting and sole investment power, 19,421 shares held by Mr. Drost's spouse, as trustee, over which Mr. Drost has no voting and investment power, and 6,700 shares held by the Drost & Kivlahan, Ltd. Profit Sharing Plan, as trustee, over which Mr. Drost has sole voting and investment power.

         (7) Includes 6,750 shares subject to options granted under our stock option plans, over which Mr. Miller has no voting and sole investment power.

         (8) Includes 28,735 shares subject to options granted under our stock option plans, over which Mr. Niedert has no voting and sole investment power.

         (9) Excludes 365,000 shares over which Mr. Roberts is deemed to have voting and/or investment power as co-trustee of our employee stock ownership plan. Includes 52,500 shares subject to options granted under our stock option plans, over which Mr. Roberts has no voting and sole investment power.

         (10) Includes 4,500 shares subject to options granted under our stock option plans, over which Mr. Speer has no voting and sole investment power.

         (11) Includes 25,225 shares subject to options granted under our stock option plans, over which Mr. Svoboda has no voting and sole investment power, 4,500 shares for which Mr. Svoboda serves as co-trustee, over which shares Mr. Svoboda has sole voting and investment power, 3,375 shares held by Mr. Svoboda's spouse, over which shares Mr. Svoboda has no voting and investment power, and 2,250 shares for which Mr. Svoboda serves as co-trustee, over which shares Mr. Svoboda has shared voting and investment power.

         (12) Excludes 365,000 shares over which Mr. Larsen is deemed to have voting and/or investment power as a co-trustee of our employee stock ownership plan. Includes 42,307 shares subject to options granted under our stock option plans, over which Mr. Larsen has no voting and sole investment power.

         (13) Includes 37,000 shares subject to options granted under our stock option plans, over which Mr. Tillotson has no voting and sole investment power.

         (14) Includes 3,334 shares subject to options granted under our stock option plans, over which Mr. Wiggenhauser has no voting and sole investment power.

         (15) Excludes 365,000 shares over which Messrs. Roberts and Larsen are deemed to have shared voting and/or investment power as co-trustees of our employee stock ownership plan.

         Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of the common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and with the exchange on which the shares of common stock are traded. Such persons are also required to furnish CoVest Bancshares with copies of all
Section 16(a) forms they file. Based solely upon our review of such forms and, if appropriate, representations made to us by any such reporting person concerning whether a Form 5 was required to be filed for the 1999 fiscal year, we are not aware that any of our directors and executive officers or 10% stockholders failed to comply with the filing requirements of Section 16(a) during 1999.

VOTING AGREEMENTS

         The trustees of our employee stock ownership plan are Messrs. James L. Roberts, our President and Chief Executive Officer, and Paul A. Larsen, our Executive Vice President and Chief Financial Officer. As co-trustees, Messrs. Roberts and Larsen are deemed to have shared voting power over shares held in the plan.

                             EXECUTIVE COMPENSATION

         The following table sets forth information concerning the compensation paid or granted to our chief executive officer and to each of the other executive officers of CoVest Bancshares and CoVest Banc whose aggregate salary and bonus exceeded $100,000.


                           SUMMARY COMPENSATION TABLE

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          LONG TERM COMPENSATION
                                                   ANNUAL COMPENSATION                            AWARDS
                                      --------------------------------------------  ---------------------------------
          (a)                  (b)          (c)           (d)            (e)           (f)               (g)                (h)
                                                                                    RESTRICTED        SECURITIES         ALL OTHER
NAME AND                                                            OTHER ANNUAL      STOCK           UNDERLYING       COMPENSATION
PRINCIPAL POSITION            YEAR    SALARY($)(1)     BONUS($)    COMPENSATION($)  AWARD($)(2)    OPTIONS/SARS(#)(3)     ($)(4)
--------------------------    ----    ------------     --------    ---------------  -----------    ------------------  ------------
James L. Roberts              1999    $    186,923    $       --    $         --    $         --        100,000        $      6,122
President                     1998              --            --              --              --             --                  --
Chief Executive Officer(5)    1997              --            --              --              --             --                  --
-----------------------------------------------------------------------------------------------------------------------------------

Paul A. Larsen                1999    $    123,346    $       --    $         --    $     42,375         30,000        $      8,746
Executive Vice President      1998         123,942           300              --              --             --              13,336
Chief Financial Officer       1997         108,885           300              --              --             --              11,206
-----------------------------------------------------------------------------------------------------------------------------------

Joseph H. Tillotson           1999    $    124,174    $       --    $         --    $     42,375         30,000        $      7,792
Executive Vice President      1998         125,192           300              --              --             --              13,627
                              1997         106,385           300              --              --             --              10,083
-----------------------------------------------------------------------------------------------------------------------------------

Vernon J. Wiggenhauser        1999    $    104,000    $       --    $         --    $         --         10,000        $      7,305
Senior Vice President(6)      1998         106,923           300              --              --             --              12,625
                              1997          46,154           300              --              --             --                 192
-----------------------------------------------------------------------------------------------------------------------------------

(1)      Includes amounts deferred under CoVest Banc's profit sharing plan.

(2) One-third of the restricted shares will vest, subject to certain conditions, on February 15, 2000, and an additional one-third will vest on each of the two succeeding anniversaries of such date.

(3) The composition of options granted is comprised of one-half Incentive Stock Options and one-half Non-Qualified Options. Mr. Roberts' agreement provides that 25% of such options shall be immediately vested and the remaining portion shall vest in equal amounts on each of the first three anniversaries of the agreement. The agreements of Messrs. Larsen, Tillotson and Wiggenhauser provide that one-third of such options will vest, subject to certain conditions, on February 15, 2000, and an additional one-third will vest on each of the two succeeding anniversaries of such date.

(4) All other compensation consists of: 401(K) employer match, employee stock ownership plan contribution, life insurance above $50,000 limit, and health insurance.

(5)      Mr. Roberts' employment began on January 20, 1999.

(6)      Mr. Wiggenhauser's employment began on June 30, 1997.

         The following table sets forth certain information concerning the number and value of stock options at December 31, 1999, held by the named executive officer.


         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                OPTION/SAR VALUES

-----------------------------------------------------------------------------------------------------------------------------
                                                                          NUMBER OF
                                                                         SECURITIES                         VALUE OF
                                                                         UNDERLYING                       UNEXERCISED
                                                                         UNEXERCISED                      IN-THE-MONEY
                                                                       OPTIONS/SARS AT                  OPTIONS/SARS AT
                                                                          FY-END(#)                        FY-END($)
                                                                             (d)                              (e)
                                                                ------------------------------   ---------------------------
                        SHARES ACQUIRED
        NAME             ON EXERCISE(#)    VALUE REALIZED($)    EXERCISABLE   UNEXERCISABLE(1)   EXERCISABLE   UNEXERCISABLE
        (a)                   (b)                 (c)               (d)             (e)              (f)            (g)
----------------------   --------------    -----------------    -----------   ----------------   -----------   -------------
James L. Roberts                --                 --             25,000           75,000           $7,813        $23,438
-----------------------------------------------------------------------------------------------------------------------------
Paul A. Larsen                  --                 --             31,500           48,000          148,094         84,625
-----------------------------------------------------------------------------------------------------------------------------
Joseph H. Tillotson             --                 --             27,000           48,000          128,498         85,666
-----------------------------------------------------------------------------------------------------------------------------
Vernon J. Wiggenhauser      18,000             $23,566                --           46,000               --         26,881
-----------------------------------------------------------------------------------------------------------------------------

(1) The agreement of Mr. Roberts provides that subject to certain conditions, 25,000 options will vest on January 20, 2000, and an additional one-third will vest on each of the two succeeding anniversaries of such date. The agreements of Messrs. Larsen and Tillotson provide that subject to certain conditions, 10,000 options will vest on February 15, 2000; 18,000 options on January 1, 2001; 10,000 options on February 15, 2001; and 10,000 options on February 15, 2002. The agreement of Mr. Wiggenhauser provides that subject to certain conditions, 3,334 options will vest on February 15, 2000; 18,000 options on January 1, 2001; 3,333 options on February 15, 2001; 3,333 options on February 15, 2002; and 18,000 options on January 1, 2003.


EMPLOYMENT AGREEMENTS

         We have entered into employment agreements with Messrs. Roberts, Larsen and Tillotson. The employment agreement with Mr. Roberts provides for a two year term and the employment agreements with Messrs. Larsen and Tillotson each provide for one year terms.

         The agreements provide Messrs. Roberts, Larsen and Tillotson $200,000, $125,000 and $125,000, respectively for an annual salary, subject to annual increase as determined by the board of directors. The employment agreements provide for an automatic extension of one year on each anniversary of the respective agreements. Either CoVest Bancshares or the respective officer may elect not to renew the agreement upon written notice provided on, or prior to, the respective anniversary date, except, that the agreement is not extendable beyond the date the officer attains the age of 65.

         The agreements further provide for the continued payment of the officer's salary and health benefit coverage for the remainder of the then current term of the agreement in the event employment is terminated for any reason other than cause, disability or death. In addition, in the case of a change of control of CoVest Bancshares (as defined in the agreement), the agreements provide for an extension of the term of the employment agreement for the shorter of three years for Mr. Roberts and one year for Messrs. Larsen and Tillotson from the date of the change in control or until the date on which the respective officer attains the age of 65. Each agreement further provides that for a period of one year after termination of his employment for any reason, the officer will not manage, operate or control any financial institution having an office within 25 miles of any office of CoVest Banc as of the date his employment terminates or the date on which there is a change in control of CoVest Bancshares.

         In the event of a change in control, based on the base salary, Messrs. Roberts, Larsen and Tillotson would receive approximately $600,000, $125,000 and $125,000, respectively, in severance payments, in addition to other cash and noncash benefits, under the agreements.

CHANGE OF CONTROL AGREEMENTS

         In addition to the change of control provisions set forth in the employment agreements of Messrs. Roberts, Larsen and Tillotson, we have entered into a one-year change of control agreement with Mr. Wiggenhauser. The agreement provides for an automatic extension of one year on each anniversary date, provided there is a satisfactory review of his performance. The agreement provides for a payment to Mr. Wiggenhauser of one year's annual salary in the event there is a change in control of CoVest Bancshares or CoVest Banc and his employment terminates voluntarily or involuntarily within one year after such change in control. In such event, he would also be entitled to receive health insurance for one year following his termination date.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During 1999, the members of the compensation committee were George T. Drost, David M. Miller, Gerald T. Niedert and Frank A. Svoboda. None of these individuals was an officer or employee of CoVest Bancshares or CoVest Banc during 1999, and none of these individuals is a former officer or employee of CoVest Bancshares or CoVest Banc.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         THE COMPENSATION COMMITTEE HAS FURNISHED THE FOLLOWING REPORT ON EXECUTIVE COMPENSATION. THE INCORPORATION BY REFERENCE OF THIS PROXY STATEMENT INTO ANY DOCUMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY COVEST BANCSHARES SHALL NOT BE DEEMED TO INCLUDE THE REPORT UNLESS SUCH REPORT IS SPECIFICALLY STATED TO BE INCORPORATED BY REFERENCE INTO SUCH DOCUMENT.

COMPENSATION POLICIES. This report describes our compensation policies as endorsed by the board of directors and the compensation committee and the resulting actions we took in 1999. Essentially, our executive compensation program has been designed to:

         * support a pay-for-performance policy that differentiates compensation amounts based on our financial performance as well as each individual's performance;

         * provide compensation opportunities that are comparable to those offered by other leading companies in the financial services industry, thereby allowing us to compete for and retain talented executives who are critical to our long-term success; and

         * align the interests of executives with the long-term interests of stockholders through award opportunities that can result in ownership of our common stock.

         At present, the executive compensation program is comprised of salary and long-term incentive opportunities in the form of stock options, restricted stock and benefits typically offered to executives by major corporations. Additionally, we have adopted a management incentive program, as described below.

SALARY AND DEFERRED COMPENSATION. The board of directors, acting on the recommendation of the compensation committee, determines the salary paid to the chief executive officer. The chief executive officer determines the salaries paid to the other executive officers. In each case, salary increases reflect both individual performance as well as our financial performance, as measured by our return on assets and profitability. In the case of executive officers, salary increases were granted in amounts ranging from 0.0% to 4.2% based on a number of items, including individual performance, position, tenure, comparative data and CoVest Banc's operating results.

STOCK AWARDS. Our stock option plans and our incentive plan are designed to align a significant portion of the executive compensation program with stockholder interests. The stock option plans and incentive plan, each approved by our stockholders, permit the granting of stock-based awards. To date, two types of awards have been granted to executive officers and other key employees:

         * stock options - rights to purchase shares of common stock at the fair market value per share as of the date the option is granted, either in the form of incentive stock options under the Internal Revenue Code, or options which are not so qualified; and

         * restricted stock - shares of common stock that the recipient cannot sell or otherwise dispose of until the applicable restriction period lapses and that are forfeited if the recipient terminates employment for any reason other than retirement, disability or death prior to the lapsing of the restriction period (or applicable portion of such period). Vesting periods are established primarily by reference to a recipient's position, tenure and age.

         In granting stock options and restricted stock to executive officers, the committee takes into account the practices of other financial services companies as verified by external surveys, as well as the executive's level of responsibility and past contributions.

BONUS OPTION PLAN

         On December 22, 1999, the board of directors approved the CoVest Banc Bonus Option Plan. The objective of the plan is to provide long-term incentive and potential reward for maintaining outstanding long-term bank performance. The plan stipulates that when CoVest Banc achieves its financial budget for the year, all officers employed at the "grant date" will be eligible to receive non-qualified stock options. The options will be granted in amounts assigned by officer's "title" based upon his annual base salary. The vesting schedule calls for 25% of such options to be immediately vested and the remaining portion to vest in equal amounts on each of the next three anniversaries from the date of original grant. For 1999, the maximum amount of options to be granted under the plan in total, as approved at the meeting of the board of directors, was 26,040.


PERFORMANCE GRAPH

         THE INCORPORATION BY REFERENCE OF THIS PROXY STATEMENT INTO ANY DOCUMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY COVEST BANCSHARES SHALL NOT BE DEEMED TO INCLUDE THE FOLLOWING PERFORMANCE GRAPH AND RELATED INFORMATION UNLESS THE GRAPH AND THE RELATED INFORMATION ARE SPECIFICALLY STATED TO BE INCORPORATED BY REFERENCE INTO SUCH DOCUMENT.

         The line graph below shows a five year comparison of cumulative total stockholder return on a $100 investment in our common stock to the cumulative total return of a broad index of stocks traded on the Nasdaq Stock Market, the Nasdaq Bank Stock Index. The graph has been prepared at our request by Research Holdings Limited, San Francisco, California.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                         AMONG COVEST BANCSHARES, INC.,
         THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE NASDAQ BANK INDEX


                              [PLOT POINTS CHART]


*INCLUDING REINVESTMENT OF DIVIDENDS.
 FISCAL YEAR ENDING DECEMBER 31.


                             Cumulative Total Return

                         12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99
                         --------   --------   --------   --------   --------   --------
CoVest Bancshares, Inc.    $100       $124       $154       $226       $171       $191
Nasdaq Market              $100       $141       $174       $213       $300       $542
Nasdaq Bank Stock          $100       $149       $197       $329       $327       $314

* Total return assumes reinvestment of dividends

                          TRANSACTIONS WITH MANAGEMENT

         Directors and officers of CoVest Bancshares and CoVest Banc, and their associates, were customers of and had transactions with us during 1999. Additional transactions may be expected to take place in the future. All outstanding loans, commitments to loan, transactions in repurchase agreements and certificates of deposit and depository relationships, in the opinion of management, were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         Our board of directors has appointed Crowe, Chizek and Company LLP, independent accountants, to be our auditors for the fiscal year ending December 31, 2000, and recommends that the stockholders ratify the appointment. A representative of Crowe, Chizek and Company LLP is expected to attend the annual meeting and will be available to respond to appropriate questions and to make a statement if he or she so desires. If the appointment of the auditors is not ratified, the matter of the appointment of auditors will be considered by the board of directors.

         WE RECOMMEND THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY LLP.

                              STOCKHOLDER PROPOSALS

         Any proposals of stockholders intended to be presented at the 2001 annual meeting of stockholders must be received by our corporate secretary at our principal executive offices at 749 Lee Street, Des Plaines, Illinois, 60016 on or before November 20, 2000, to be considered for inclusion in our proxy statement and proxy relating to such meeting.

                                  OTHER MATTERS

         We are not aware of any business to come before the meeting other than those matters described above in this proxy statement. However, if any other matter should properly come before the meeting, holders of the proxies will act in accordance with their best judgment.

         We will pay for the cost of solicitation of proxies. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitation by mail, directors, officers and regular employees of CoVest Bancshares and/or CoVest Banc may solicit proxies personally or by telegraph or telephone without additional compensation.

                                       BY ORDER OF THE BOARD OF DIRECTORS



                                       James L. Roberts
                                       PRESIDENT AND CHIEF EXECUTIVE OFFICER

Des Plaines, Illinois
March 20, 2000

PROXY                        COVEST BANCSHARES, INC.                       PROXY

                  PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
             FOR THE ANNUAL MEETING OF STOCKHOLDERS - APRIL 25, 2000

     The undersigned hereby appoints George T. Drost and David Michael Miller or either of them acting in the absence of the other, with power of substitution, attorneys and proxies, for and in the name and place of the undersigned, to vote the number of shares of Common Stock that the undersigned would be entitled to vote if then personally present at the Annual Meeting of the Stockholders of CoVest Bancshares, Inc., to be held at the Casa Royale Banquets located at 783 Lee Street, Des Plaines, Illinois, on Tuesday, April 25, 2000, at 9:00 a.m., local time, or any adjournments or postponements thereof, upon the matters set forth in the Notice of Annual Meeting and Proxy Statement (receipt of which is hereby acknowledged) as designated on the reverse side, and in their discretion, the proxies are authorized to vote upon such other business as may come before the meeting:


New Address:
            --------------------------

--------------------------------------

--------------------------------------


               PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM
                      PROMPTLY USING THE ENCLOSED ENVELOPE.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

                             COVEST BANCSHARES, INC.

    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [ ]

1.  ELECTION OF DIRECTORS:                       For    Withhold     For All
    NOMINEES: 01-James L. Roberts and            All       All       Except
              02-Frank A. Svoboda, Jr.           [ ]       [ ]         [ ]

----------------------------------------------
(EXCEPT NOMINEE(S) WRITTEN ABOVE)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS.



THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATION MADE. IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.


2.  To ratify the selection of Crowe, Chizek     For    Against      Abstain
    and Company LLP as independent auditors      [ ]      [ ]          [ ]
    for the Company for 2000.

Check here if you plan to attend the meeting.    [ ]

Check here for address change and note on        [ ]
other side.

                                      Dated: _____________________________, 2000

Signature(s)
            --------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign exactly as your name(s) appears. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee or guardian, etc., please give your full title.

                      [ARROW] FOLD AND DETACH HERE [ARROW]



               PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM
                      PROMPTLY USING THE ENCLOSED ENVELOPE.

Dear Shareholder:

     You are cordially invited to attend the 2000 Annual Stockholder's Meeting being held at 9:00 A.M. on Tuesday, April 25, 2000, at Casa Royale Banquets, 783 Lee Street, Des Plaines, Illinois. Free parking is available.

     If you are unable to attend, please vote, sign exactly as your name appears, date, and promptly mail the above proxy card in the postage-paid envelope provided. You may send in your vote using the above proxy card whether or not you attend the Annual Stockholder's Meeting, or you may choose to cast your vote at the meeting.

                              CASA ROYALE BANQUETS
                          783 Lee Street/Mannheim Road
                          Des Plaines, Illinois 60016
                                 (847) 297-6640

                                     [MAP]
FROM THE NORTH
I-294 South, exit Golf Road
  West to River Road.
South on River Road to
  Thacker/Dempster.
West on Thacker/Dempster
  to Lee/Mannheim.
North one block to CASA ROYALE.

FROM THE SOUTH
I-294 North, exit Dempster
  West to River Road.
South on River Road to
  Thacker/Dempster.
West on Thacker/Dempster
  to Lee/Mannheim.
North one block to CASA ROYALE.

FROM THE EAST AND WEST
I-90 into I-294 North, exit
  Dempster West to River Road.
South on River Road to
  Thacker/Dempster.
West on Thacker/Dempster
  to Lee/Mannheim.
North one block to CASA ROYALE.


IF YOU PLAN TO ATTEND THE COVEST BANCSHARES, INC. ANNUAL STOCKHOLDER'S MEETING,
        PLEASE BRING THIS PORTION OF THIS CARD AS YOUR ADMISSION TICKET.